UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2024

GOLDMAN SACHS ETF TRUST II

(Exact name of registrant as specified in its charter)

Delaware	811-23757	92-0677908
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street

New York, New York 10282

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 902-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Goldman Sachs MarketBeta® Total International Equity ETF	GXUS	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 8, 2024, the staff of NYSE Regulation (the “Staff”) of NYSE Arca, Inc. (“NYSE Arca”) provided written notice to Goldman Sachs ETF Trust II (the “Trust”) that it is not in compliance with the continued listing standard set forth in NYSE Arca Rule 5.2-E(j)(8)(e)(2)(C) with respect to one of its series, the Goldman Sachs MarketBeta® Total International Equity ETF (the “Fund”). NYSE Arca Rule 5.2-E(j)(8)(e)(2)(C) requires that, in order to comply with NYSE Arca continued listing standards, an exchange-traded fund must have no fewer than 50 beneficial holders following the initial twelve-month period after the commencement of trading on NYSE Arca. The Fund, which commenced trading on NYSE Arca as of June 7, 2023, was determined to have fewer than 50 beneficial holders as of August 2, 2024.

In accordance with NYSE Arca’s notice, the Trust must submit a written response to the Staff of NYSE Arca outlining the Trust’s plan to increase the number of shareholders of the Fund and regain compliance with Rule 5.2-E(j)(8)(e)(2)(C). The Trust intends to submit such a response in a timely manner. If the Staff accepts the Trust’s plan to regain compliance, the Staff will provide a “cure period.” In order for the Fund to regain compliance during the “cure period,” the Trust will be required to demonstrate that the Fund has had at least 50 record or beneficial shareholders over a period of two consecutive months. If the Trust is unable to demonstrate that the Fund has at least 50 record or beneficial shareholders over a period of two consecutive months, by the end of the “cure period,” the Staff may delist the Fund.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements may include words such as “anticipate,” “believe,” “may” and other words and terms of similar meaning, including in connection with any discussion of the timing or nature of future financial performance or other events. Such forward-looking statements are subject to certain risks and uncertainties, including whether the Trust is able to regain compliance with NYSE Arca continued listing standards, whether the Fund is able to avoid potential delisting from NYSE Arca, and other factors disclosed by the Trust from time to time in its filings with the Securities and Exchange Commission. As a result of these factors, the Trust’s actual results may differ materially from those indicated or implied by such forward-looking statements. Except as required by law, the Trust disclaims any obligation to publicly update such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goldman Sachs ETF Trust II

Date: August 12, 2024	By:	/s/ Robert Griffith
	Name:	Robert Griffith
	Title:	Secretary